UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

@Road, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31511	94-3209170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47200 Bayside Parkway, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 510-668-1638

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.1 Regulation FD Disclosure.

On October 28, 2004, @Road, Inc. issued the attached news release titled “SBC Services Selects @Road® Mobile Resource Management Solutions to Optimize its Field Operations Nationwide.” The news release is furnished as Exhibit 99.1 hereto.

Item 7.01.2 Regulation FD Disclosure.

On October 28, 2004, @Road, Inc. issued the attached news release titled “Snow Removal Response Teams Seek to Improve Efficiency with @Road® Service.” The news release is furnished as Exhibit 99.2 hereto.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc.
(Registrant)

Date: October 28, 2004	By: /s/ Michael Johnson

Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	News release dated October 28, 2004
99.2	News release dated October 28, 2004